Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[XXX]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-
11(c) or Rule 14a-12

Smith Barney Investment Trust
(Name of Registrant as Specified in its Charter)

Michael Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:

[   ] Check box if any part of the fee is offset as provided by exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:



August 15, 2001

Dear Valued Fund Shareholder:

I am writing to inform you about some important changes that have been approved by the Board of Trustees of the Smith Barney Investment Trust regarding the Smith
Barney U.S. 5000 Index Fund and Smith Barney International
Index Fund (each a "Fund").
The Board of Trustees has unanimously decided to liquidate the Funds. The Funds' assets have never grown to the size that would permit efficient management. The costs of operating the Funds continue to be above our expectations. Effective July 18, 2001, the Funds stopped accepting new money from investors other than through dividend reinvestments. Prior to the liquidation date, shareholders may exchange their shares for Smith Barney
Shares or Citi Shares of the Smith Barney S&P 500 Index
Fund, also a series of the Trust. The redemption fee for each Fund has been waived.

We are now asking for your approval of the Plan of Liquidation pursuant to which the Funds will be liquidated by selling their remaining assets and distributing the cash proceeds to shareholders on a pro rata basis. The Plan of Liquidation is explained in the attached proxy statement. Liquidation of a Fund requires the affirmative vote of holders of the lesser of (1) 67% of the shares of the Fund present at the meeting in person or by proxy if more than 50% of the outstanding shares of the Funds are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. Shareholders of record at the close of business on August 6, 2001 will be entitled to vote at the meeting. Shareholders of a Fund holding Smith Barney Shares and Citi Shares of a Fund will vote together on the liquidation of that Fund.

A shareholder meeting regarding the proposed liquidation of each Fund is scheduled to take place on Monday, September 24, 2001. I ask that you take a few moments to review these proxy materials carefully. If you do not plan to attend the shareholder meeting, please complete the proxy card and return it as soon as possible in the postage-paid envelope. You may also cast your vote via the internet, by telephone or by facsimile as described in the enclosed proxy voting materials.
Thank you for taking the time to read this letter. We look forward to helping your pursue your financial goals in the years ahead.

Sincerely,
Heath B. McLendon
Chairman

We urge you to vote by one of the following means to
ensure a quorum at the meeting.  Your vote is
important regardless of the number of shares you own.
To vote:
By phone:	Call the toll-free number listed on your
proxy card or noted in the enclosed
voting instructions and follow the
automated instructions.  You will need
the control number located on your proxy
card.
By mail:	Simply enclose your executed proxy card
in the postage-paid envelope found within
your proxy package.
By Internet:	Access the website listed on your
proxy card or noted in the enclosed
voting instructions.  You will need the
control number located on your proxy
card.
By fax:	Dial the toll-free number listed on your
proxy card or noted in the enclosed
voting instructions. You will need the
control number located on your proxy
card.


Q.	WHY AM I RECEIVING THIS PROXY STATEMENT?
A.	The purpose of the Proxy Statement is to seek
shareholder approval of a plan to liquidate each Fund.

Q.	WHY IS THE LIQUIDATION BEING PROPOSED?
A.	The Board of Trustees has recommended that each
Fund be liquidated. The reasons for the recommendation include, among other reasons, each Fund's historical and anticipated sales activity, and the fact that the expenses of marketing and operating the Funds remain very high as a result of the Funds' low asset levels. The Board of Trustees believes that it would be in the best interests of Fund shareholders to approve the liquidation of each Fund. Accordingly, the Board of Trustees has recommended liquidating each Fund's assets and distributing the proceeds to Fund shareholders.

Q.	HOW WILL APPROVAL OF THIS PROPOSAL AFFECT MY ACCOUNT?
A.	If the proposal to liquidate a Fund is
approved, the Fund's assets will be liquidated and the proceeds will be distributed to Fund shareholders. Shareholders should carefully read and consider the discussion of the proposal in the Proxy Statement.

Q.	IF MY FUND LIQUIDATES, WHAT WILL BE THE FEDERAL
INCOME TAX CONSEQUENCES FOR ME?
A.	In connection with the liquidation of each
Fund, each Fund will make a liquidating
distribution. The liquidating distribution that you receive will be in exchange for your shares and will generally be taxable as capital gains to the extent that the distributions exceed your basis in your shares, or capital loss to the extent your basis in your shares exceeds the distributions. Capital gain or loss (if any) that you realized in the liquidating distribution will be recognized by you in your taxable year in which the distributions are received. Any such capital gain or loss will be long-term capital gain or loss if you have owned your shares for more than one year and will be short-term capital gain or loss if you have owned your shares for one year or less.
You are urged to consult your own tax advisor regarding the tax consequences to you, in your particular circumstances, of the receipt of the liquidating distribution.

Q.	MAY I HAVE MY SHARES REDEEMED PRIOR TO THE
LIQUIDATION?
A.	Yes.  You may demand that a Fund redeem all or
any portion of your shares at any time through the date of the liquidating distribution.
Effective July 18, 2001, the applicable
redemption fee for each Fund has been waived.

Q.	HOW CAN I VOTE?
A.	You can vote by completing and signing the
enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Proxy
Statement. To vote via the Internet or by telephone, please access the website or call the toll-free number listed on your proxy card or noted in the enclosed voting instruction.
To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card.
Follow the enclosed instructions for telephone, Internet or fax voting. Shareholders can also vote in person at the meeting.

Q.	WILL MY VOTE MAKE A DIFFERENCE?
A.	Yes.  Your vote is needed to ensure that the
proposal can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote.
We encourage you to participate in the
governance of your Fund.

Q.	HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?
A.	After careful consideration, the Board of
Trustees unanimously recommends that you vote
"FOR" the proposed liquidation.

Q.	HOW DO I CONTACT YOU?
A.	If you have any questions, call the Funds toll
free at 1-800-995-0134.
PLEASE VOTE.
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN.

SMITH BARNEY U.S. 5000 INDEX FUND
SMITH BARNEY INTERNATIONAL INDEX FUND
(each a series of Smith Barney Investment Trust)
7 World Trade Center
New York, New York 10048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of shareholders ("Special Meeting") of each of Smith Barney
U.S. 5000 Index Fund (the "U.S. Fund") and Smith Barney
International Index Fund (the "International Fund") (each a series of Smith Barney Investment Trust, the "Trust") will be held at the offices of Smith Barney Fund Management LLC
("SBFM"), 7 World Trade Center, Downtown Conference Center,
New York, New York 10048, on September 24, 2001, at 2:00 p.m., Eastern time, for the following purpose:

To approve the liquidation of the U.S. Fund
(U.S. Fund shareholders only); and

To approve the liquidation of the International
Fund (International Fund shareholders only)
The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.
Holders of record of shares of each Fund at the close of business on August 6, 2001 are entitled to notice of and to vote at the Special Meeting with respect to that Fund and at any adjournments thereof. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of a Fund's shares present in person or by proxy at the Special
Meeting. The persons named as proxies will vote in favor of such adjournment those proxies to be voted in favor and will vote against any such adjournment those proxies to be voted against that proposal.

By order of the Board
of Trustees,

Christina T.
Sydor
Secretary
August 15, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL
MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN
THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.
INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE
SET FORTH ON THE FOLLOWING PAGE. YOUR VOTE IS IMPORTANT.

We would appreciate your promptly voting, signing and returning the enclosed proxy, which will help avoid the additional expense of a second solicitation. You also may return proxies by touch-tone voting over the telephone, by facsimile or by voting on the internet.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards
may be of assistance to you and avoid the time and expense
to the Funds involved in validating your vote if you fail
to sign your proxy card properly.
1. 	Individual Accounts:  Sign your name exactly as
it appears in the registration on the proxy card.
2. 	Joint Accounts:  Either party may sign, but the
name of the party signing should conform exactly to
the name shown in the registration on the proxy card.
3. 	All Other Accounts:  The capacity of the
individual signing the proxy card should be indicated unless it is reflected in the form of registration.
For example:
	Registration
Valid Signature
Corporate Accounts


(1)	ABC Corp.
ABC Corp.
(2)	ABC Corp.
John Doe, Treasurer
(3)	ABC Corp.
c/o John Doe, Treasurer

John Doe
(4)	ABC Corp. Profit Sharing Plan
John Doe, Trustee

Trust Accounts


(1)	ABC Trust
Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
u/t/d 12/28/78

Jane B. Doe

Custodial or Estate Accounts


(1)	John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA

John B. Smith
(2)	Estate of John B. Smith
John B. Smith Jr.,
Executor




SMITH BARNEY U.S. 5000 INDEX FUND
SMITH BARNEY INTERNATIONAL INDEX FUND
(each a series of Smith Barney Investment Trust)
7 World Trade Center
New York, New York 10048

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
To Be Held On September 24, 2001

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees
(the "Board") of Smith Barney Investment Trust (the
"Trust") with respect to its series, Smith Barney U.S. 5000
Index Fund (the "U.S. Fund") and Smith Barney International
Index Fund (the "International Fund" and together with the
U.S. Fund, the "Funds") for use at the Special Meeting of shareholders of the Funds, to be held at the offices of Smith Barney Fund Management LLC, 7 World Trade Center,
Downtown Conference Center, New York, New York 10048, on
September 24, 2001 at 2:00 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").
This Proxy Statement, the Notice of Special
Meeting and proxy card are first being mailed to shareholders on or about August 20, 2001 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special
Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust; Salomon Smith Barney
Inc. ("Salomon Smith Barney"), the principal underwriter of shares of each Fund; Smith Barney Fund Management LLC
("SBFM" or the "Administrator"), the administrator of each Fund and/or Boston Financial Data Services ("BFDS"), sub-transfer agent of each Fund. Such representatives and employees will not receive additional compensation for solicitation activities. The Trust has retained the services of Alamo Direct to assist in the solicitation of proxies. The aggregate cost of solicitation of the shareholders of the U.S. Fund and the International Fund is expected to be approximately $3,000 and $2,500, respectively. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be borne by SBFM. SBFM also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Funds.

Shareholders may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope or via facsimile, (2) by touch-tone voting over the telephone, or (3) by voting via the Internet. If a Fund records votes by telephone, fax or Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone, fax or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of a Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Fund at the Special Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.
In determining whether to adjourn the Special
Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special
Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of a Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.
Accordingly, shareholders are urged to forward their voting instructions promptly.

There is one proposal in this Proxy Statement for each Fund (each a "Proposal"), and neither Fund anticipates that any other proposals will be presented.
However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of holders of the lesser of (1) 67% of the shares of a Fund present at the meeting in person or by proxy if more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

Abstentions and broker non-votes that are present at the meeting in person or by proxy will have the effect of a "no" vote for each Proposal.

The Board of Trustees has fixed the close of business on August 6, 2001 as the record date (the "Record
Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meeting.
All shareholders holding Smith Barney Shares or Citi Shares of a Fund will vote together as a single class on the Proposal for that Fund. Each share is entitled to one vote and any fractional share is entitled to a fractional vote at the Special Meeting.

As of the close of business on the Record Date, 795,970.533 shares of the U.S. Fund and 318,495.654 shares of the International Fund, respectively, were issued and outstanding.

Listed below are the name, address and share ownership of each person known to the Funds to own 5% or more of the shares of a Fund as of the Record Date. The type of ownership of each person listed below is record ownership.

Name and Address                    Percentage Ownership

Smith Barney U.S. 5000 Index Fund  - Smith Barney Shares

Salomon Smith Barney				13.85%
333 West 34th St - 3rd Floor
New York, NY 10001-2483

Smith Barney U.S. 5000 Index Fund  - Citi Shares

Salomon Smith Barney				99.17%
333 West 34th St - 3rd Floor
New York, NY 10001-2483

Smith Barney International Index Fund  - Smith Barney
Shares

Salomon Smith Barney				31.94%
333 West 34th St - 3rd Floor
New York, NY 10001-2483

Smith Barney Multi Choice Trust		 8.94%
333 West 34th St - 3rd Floor
New York, NY 10001-2483

Smith Barney International Index Fund  - Citi Shares

Boston Financial Data Services		33.27%
2 Heritage Drive - 2ndFloor
North Quincy, MA 02171-2144

Salomon Smith Barney				66.72%
333 West 34th St - 3rd Floor
New York, NY 10001-2483




Because all shares of a Fund are owned as of record by Accounts as of the Record Date, the officers and Trustees of the Trust as a group owned none of a Fund's outstanding shares.

The Funds provide periodic reports to all of their shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Fund and a copy of any more recent semiannual report, without charge, by calling the applicable Fund at (800) 995-0134 or by writing to the applicable Fund, 7 World Trade Center, New York, New York
10048.

PROPOSAL:  APPROVAL OF THE LIQUIDATION OF EACH
FUND

Background

Each Fund began operations on October 18, 1999 as a separate series of the Trust. Each Fund has invested primarily in the equity securities included in its benchmark index during this period.

The U.S. Fund and the International Fund are feeder funds in a master/feeder structure. Accordingly, the Funds do not buy individual securities directly. The
U.S. Fund invests solely in shares of the U.S. Equity Index
Master Portfolio, which, in turn, invests in the Extended
Index Master Portfolio and the S&P 500 Index Master
Portfolio. The International Fund invests solely in the International Index Master Portfolio.

Barclays Global Fund Advisors ("BGFA") is the adviser of each of the Master Portfolios in which the Funds invest. BGFA is a wholly owned direct subsidiary of Barclays Global Investors, N.A. (which is an indirect subsidiary of Barclays Bank PLC) and is located at 45
Fremont Street, San Francisco, California 94105.

For the U.S. Fund, BGFA receives a monthly advisory fee from the Master Portfolio at an annual rate of: (i) 0.01% of the U.S. Equity Index Master Portfolio's average daily net assets; (ii) 0.08% of the average daily net assets of the Extended Index Master Portfolio; and
(iii) 0.05% of the average daily net assets of the S&P 500
Index Master Portfolio. For the International Fund, BGFA receives a monthly advisory fee from the International
Index Master Portfolio at an annual rate of 0.15% of the first $1 billion, and 0.10% thereafter, of the International Index Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolios, and accordingly, have a favorable impact on its performance.

Each Fund bears a pro rata portion of the advisory fees paid by the Master Portfolios, as well as certain other fees paid by the Master Portfolios, such as accounting, legal and other operational expenses.

Reasons for the Proposal

Notwithstanding the marketing of the Funds' shares, growth in each Fund's assets has been slow. During the period from commencement of operations through June 30, 2001, assets reached a level of only $7.9 million for the U.S. Fund and $2.7 million for the International Fund.
Marketing efforts were not adequate to significantly increase the size of the Funds, including the assumption of Fund expenses by SBFM.

Sales of the Funds' shares have not been sufficient to allow the Funds to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. Since the inception of the Funds, SBFM waived all or a portion of its fees and assumed a significant portion of the expenses of the Funds. In the absence of such waiver and assumption, the Funds might not be profitable for shareholders. As a result, the Board instructed the officers of the Trust to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders. Shareholders may continue to exchange their shares for Smith Barney Shares and Citi Shares of the Smith Barney S&P 500 Index Fund prior to the date of the liquidating distribution. The applicable redemption fee for each Fund has been waived.

The officers of the Trust sought to determine whether mergers or transfers of assets would be possible, and if it would produce desirable results for shareholders.
After reviewing current market conditions, the relatively small size of the Funds and the time required to effect a transaction, management of the Fund believed that the expense of a merger with or transfers of assets to another mutual fund are greater than the benefits stockholders of the Funds could expect to realize from such a transaction.
The officers investigated the steps required for liquidation of the Funds, subject to presentation of a final report to the Board.

At a July 18, 2001 meeting, the Board reviewed the expenses which had been assumed by SBFM during the life of the Funds, the efforts and expenses of the Distributor to distribute shares of the Funds, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that SBFM had not been able to collect or retain any significant fees during the life of the Funds, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the ability of SBFM to service the needs of the Funds would be impaired.
For the most recent fiscal year, the Funds' total expenses were:



Smith Barney U.S. 5000 Index Fund
SB
Shares

Citi
Shares

Annual Fund Operating Expenses
(as a percentage of average net
assets)


Management fees
0.23%
0.23%

Service (12b-1) fees
0.20%
0.00%

Other expenses
3.20%
3.20%

Total annual fund operating expenses
3.63%
3.43%

Fee waiver and expense reimbursement
by SBFM*
2.95%
2.95%

Net annual operating expenses
0.68%
0.48%

*SBFM waived all of its administration fees amounting to $9,296 for the year ended December 31, 2000.
 In addition, SBFM reimbursed expenses amounting to $184,346 for the year ended December 31, 2000.

Smith Barney International Index Fund

SB
Shares

Citi
Shares

Annual Fund Operating Expenses
(as a percentage of average net
assets)


Management fees
0.40%
0.40%

Service (12b-1) fees
0.20%
0.00%

Other expenses
9.17%
9.17%

Total annual fund operating expenses
9.77%
9.57%

Fee waiver and expense reimbursement
by SBFM*
8.92%
8.92%

Net annual operating expenses
0.85%
0.65%

*SBFM waived all of its administration fees amounting to $2,498 for the year ended December 31, 2000.
 In addition, SBFM reimbursed expenses amounting to $156,915 for the year ended December 31, 2000.

The Board concluded that an increase in Fund expenses attributable to the likely discontinuance of the fee waiver and assumption of the expenses in the future, especially when added to the expenses of the Funds presently paid directly by the Funds, would significantly reduce the Funds' returns. Moreover, the presence of larger funds with similar objectives better able to operate on an efficient basis and provide higher returns to shareholders, made it unlikely that the Funds could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the shareholders of each Fund to liquidate the Funds promptly.

Accordingly, at the July meeting of the Board of Trustees of the Trust, the Trustees approved the liquidation of each Fund, and by unanimous written consent of the Board of Trustees dated August 1, 2001, approved the Plan of Liquidation for each Fund.

Plan of Liquidation

The Board of Trustees has approved the Plan of
Liquidation (the "Plan") summarized in this section and set
forth as Exhibit A to this proxy statement.
1.	Effective Date of the Plan and Cessation
of Each Fund's Business as a Portfolio Series of the Trust.
The Plan will become effective on the date (the "Effective
Date") of its adoption and approval by a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Following this approval, each Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert the Fund's assets to cash; and
(ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Funds.

2.	Restriction of Transfer of Shares.
Following the Effective Date shares of the Fund will not be transferable.

 3.	Liquidating Distribution.  As soon as
possible after approval of the Plan, and in any event within fourteen days thereafter, the Trust on behalf of each Fund will provide to the applicable Service Agent of each shareholder of record on the effective date of the
Plan: (i) a liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Fund based on the number of shares of the class of shares of the Fund held by the shareholder and recorded on the books of the Trust, determined immediately after the close of business on the date of such liquidating distribution; and (ii) information concerning the sources of the liquidating distribution. (Plan, Section 7)

4.	Expenses.  SBFM will bear all expenses
incurred in carrying out the Plan.  It is expected that
other liabilities of the Funds incurred or expected to be
incurred prior to the date of the liquidating distribution
will be paid by the Funds, or set aside for payment, prior
to the mailing of the liquidating distribution.  Costs
relating to the Plan are estimated at no more than $40,000,
which includes legal and auditing expenses and printing,
mailing, soliciting and miscellaneous expenses arising from
the liquidation, which the Funds normally would not incur
if it were to continue in business.  (Plan, Sections 6 and
8)

5.	Continued Operation of the Funds.
Following the liquidating distribution referred to in paragraph 3 above, the Fund shall be abolished in accordance with Section 4.1 of the First Amended and Restated Master Trust Agreement of the Trust dated February
28, 1998, as amended (the "Declaration of Trust"). The Plan provides that the Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of a Fund and to effect the complete liquidation of a Fund and the purposes to be accomplished by the Plan. (Plan, Sections 9 and 10)

6.	Variations. The Plan authorizes the Board
to make variations from or amendments to the provisions of the Plan that it deems necessary or appropriate to carry out its purposes. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to either Fund's liquidation under either the Plan or relevant provisions of Massachusetts law.

General Tax Consequences

Each shareholder that receives a liquidating distribution will recognize taxable gain or loss for federal income tax purposes equal to any difference between the amount of the distribution over the shareholder's tax basis in Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain or loss depending on the shareholder's holding period for the shares.

THE TAX CONSEQUENCES DISCUSSED HEREIN MAY AFFECT
SHAREHOLDERS DIFFERENTLY DEPENDING UPON THEIR PARTICULAR
TAX SITUATIONS UNRELATED TO THE LIQUIDATING DISTRIBUTION,
AND ACCORDINGLY, THIS SUMMARY IS NOT A SUBSTITUTE FOR
CAREFUL TAX PLANNING ON AN INDIVIDUAL BASIS.  SHAREHOLDERS
MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING
THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF
RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN,
INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

The Trust anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

If the shareholders do not approve the
Proposals, the Funds will continue to exist as portfolio series of the Trust in accordance with its stated objective and policies. The Board would meet to consider what, if any, steps to take in the interest of shareholders.

This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.
The discussion herein does not address the particular federal income tax consequences that may apply to certain shareholders such as trusts, estates, tax-exempt organizations, qualified plans, individual retirement accounts, nonresident aliens, or other foreign investors.

This summary does not address the state, foreign or local tax consequences of a shareholder's receipt of the liquidating distributions or the liquidation of a Fund.
Shareholders are free to redeem their shares without a redemption fee prior to the liquidation.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE
PROPOSALS.

Description of Smith Barney Fund Management LLC.

SBFM provides discretionary and non-
discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds. As of June 30, 2001, SBFM had approximately $125 billion in assets under management.

SBFM was organized as a Delaware corporation in 1967 and reorganized into a Delaware Limited Liability
Company in 1999 and its principal business address is 7
World Trade Center, New York, New York 10048. SBFM is an indirect wholly owned subsidiary of Salomon Smith Barney
Holdings Inc. ("SSBH"), which is also located at 7 World
Trade Center, New York, New York 10048. SSBH is a wholly owned subsidiary of Citigroup Inc., which is located at Citigroup Center, 153 East 53rd Street, New York, New York
10043.

For its services as administrator, SBFM
receives a fee equal on an annual basis to 0.15% of each Fund's average daily net assets. SBFM waived all of its fees during the last fiscal year, and reimbursed the Funds for certain other expenses borne by the respective Funds.

Required Vote

For each Fund, approval of the Proposal
requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The Trustees of the Trust, including the non-interested Trustees, recommend that the shareholders of each Fund vote in favor of this Proposal.

ADDITIONAL INFORMATION

Proposals of Shareholders

The Funds do not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.
Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
Shareholders' Request For Special Meeting
Shareholders holding at least 10% of the

Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

Other Matters To Come Before The Special Meeting
Neither Fund intends to present any other business at the Special Meeting, nor is either Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special
Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED
PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE
SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE
AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
By order of the Board of Trustees,

Christina T. Sydor
Secretary


Exhibit A

FORM OF
PLAN OF LIQUIDATION

This Plan of Liquidation ("Plan") concerns the [Smith
Barney U.S. 5000 Index Fund/Smith Barney International
Index Fund] (the "Fund"), a series of Smith Barney
Investment Trust (the "Trust"), which is a business trust organized and existing under the laws of the Commonwealth of Massachusetts pursuant to a First Amended and Restated
Master Trust Agreement dated February 28, 1998, as amended
(the "Declaration of Trust").  The Fund began operations on
October 18, 1999. The Trust is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940
Act"). The Plan is intended to accomplish the complete liquidation of the Fund in conformity with all provisions of Massachusetts law and the Trust's Declaration of Trust.
WHEREAS, the Trust's Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund; and WHEREAS, by unanimous written consent dated as of August 1, 2001, the Board of Trustees considered and adopted this Plan as the method of liquidating the Fund and directed that this Plan be submitted to shareholders of the Fund for approval;

NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall be and become effective with respect to the Fund only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

2. Abolishment of the Fund. Following the liquidating distribution referred to in Section 7 of the Plan, consistent with the provisions of the Plan, the Fund shall be abolished in accordance with Section 4.1 of the Declaration of Trust.

3. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as a portfolio series of the Trust and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.

4. Restriction of Transfer of Shares. Following the
Effective Date, unless the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, shares of the Fund shall not be transferable.

5. Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents.

6. Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of such Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in
Section 7, below.

7. Liquidating Distribution. As soon as possible after the Effective Date, and in any event within 14 days thereafter, each Fund shall provide the following to the applicable Service Agent of each shareholder of record on the Effective Date: (1) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund based on the number of shares of the class of shares of the Fund held by the shareholder and recorded on the books of the Trust, determined immediately after the close of business on the date of such liquidating distribution; and (2) information concerning the sources of the liquidating distribution.

8. Management and Expenses of the Fund Subsequent to the Liquidating Distribution. Smith Barney Fund
Management LLC ("SBFM") shall bear all expenses incurred by the Fund in carrying out this Plan, including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will also be borne by SBFM.

9. Power of Board of Trustees. The Board, and subject to the Trustees, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

10. Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the complete liquidation and termination of the existence of each Fund, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.


For the Board of Trustees

On behalf of
[Smith Barney U.S. 5000 Index Fund/Smith Barney
International Index Fund],
a series of  SMITH BARNEY INVESTMENT TRUST


By: ________________________
	Name:
	Title:


Accepted:


SMITH BARNEY FUND MANAGEMENT LLC



By: ________________________
	Name:
	Title:


August __, 2001



PROXY CARD              SMITH BARNEY U.S. 5000 INDEX FUND
PROXY CARD
SMITH BARNEY INTERNATIONAL INDEX FUND
(each a series of Smith Barney Investment Trust)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

Special Meeting of Shareholders to be held on September 24, 2001 at 2:00 p.m.

The undersigned holder of shares of a Fund referenced above hereby appoints Heath B. McLendon, Lewis E. Daidone,
Christina T. Sydor, and Michael Kocur, proxies with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of a Fund that the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Fund, 7 World Trade Center, Downtown Conference Center, New York, New York 10048 at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


Vote via the Facsimile:
1-888-796-9932

Vote via the Internet:
https://vote.proxy-direct.com

Vote via the Telephone:
1-800-597-7836

Control Number:
999 9999 9999 999

Note: Please sign
exactly as your name
appears on this Proxy.
If joint owners, EITHER
may sign this Proxy.
When signing as
attorney, executor,
administrator trustee,
guardian or corporate
officer, please give
your full title:
_______________________
_______________
Signature(s) Title(s),
if applicable
_______________________
________ 2001
Date



PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE


TO VOTE, MARK BLOCKS BELOW IN BLUE OF BLACK INK. EXAMPLE  0
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF
THE PROPOSAL.
1.	U.S. FUND SHAREHOLDERS ONLY
To approve the liquidation and dissolution of the Smith Barney U.S. 5000 Index Fund:

For	Against	Abstain
[ ]	[ ]		[ ]

2.	INTERNATIONAL FUND SHAREHOLDERS ONLY
To approve the liquidation and dissolution of the Smith Barney International Index Fund:

For	Against	Abstain
[ ]   [ ]		[ ]

3.	To transact such other business as may properly come
before the meeting or any adjournment thereof.

NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE
REVERSE SIDE